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                      Supplement dated November 4, 2003
                     to Prospectus dated May 1, 2003 for
                     JEFFERSON PILOT VARIABLE FUND, INC.

This supplement updates certain information contained in the prospectus for the Jefferson Pilot Variable Fund, Inc. (the "Fund") and, to the extent inconsistent, supersedes it. You should attach this supplement to the prospectus and retain it with the prospectus for future reference.

On October 30, 2003, the Board approved the following proposals for submission to the Fund shareholders for approval or disapproval:

1. ELECTING TWO DIRECTORS TO THE BOARD OF DIRECTORS OF THE FUND. The Board voted to expand the membership of the Board from four to five Directors and to nominate Thomas D. Rath and Frank Nesvet for election to the Board. Mr. Rath currently serves on the Board as an independent director and his nomination is being submitted for approval by the shareholders because he was not previously elected by the shareholders. Mr. Nesvet has been nominated to be an independent director who will qualify as an audit committee financial expert.

2. CHANGE IN SUB-ADVISER FOR THE S&P 500 INDEX PORTFOLIO. The Board approved a new Sub-Advisory Agreement with Mellon Capital Management Corporation, to replace Barclays Global Fund Advisors ("Barclays"), current sub-adviser to the S&P 500 Index Portfolio, as a result of Barclays' resignation as sub-adviser effective December 12, 2003. The new Sub-Advisory Agreement will not change the investment advisory fees paid by the Portfolio or the investment objective, policies and programs of the Portfolio.

3. MULTI-MANAGER RELIEF FOR THE S&P 500 INDEX PORTFOLIO. The Board also approved the application of an order of the Securities and Exchange Commission (the "SEC Order") granting multi-manager relief to the S&P 500 Index Portfolio. A vote for this Proposal would allow the Fund's investment adviser, Jefferson Pilot Investment Advisory Corporation, to enter into sub-advisory agreements or amend such agreements with unaffiliated sub-advisers without shareholder approval on behalf of the S&P 500 Index Portfolio, under certain conditions set out in the SEC Order.

4. INVESTMENT RESTRICTIONS. The Board also approved: (1) reclassification of certain investment restrictions from fundamental to non-fundamental relating to investing in illiquid securities, securities of investment companies, and options, conducting joint trading, investing for control purposes, in oil and gas programs and warrants for the Small Company Portfolio and World Growth Stock Portfolio; (2) reclassification of the investment restriction relating to investing in securities of new companies from fundamental to non-fundamental for the World Growth Stock Portfolio; and
(3) an amendment to the investment restriction relating to lending, including securities lending, for all Portfolios of the Fund except the Money Market Portfolio.

The Board of Directors of the Fund has set December 10, 2003 as the date for a Special Meeting of Shareholders of the Portfolios of the Fund to vote on the Proposals that affect their Portfolio(s). Shareholders of record of those Portfolios as of October 30, 2003 will be eligible to vote on the Proposals affecting their Portfolio(s).

For more information, please contact us by writing to the Jefferson Pilot Variable Fund, Inc., One Granite Place, Concord, New Hampshire 03301 or by calling 800-258-3648 (outside New Hampshire) and 800-322-0235 (inside New Hampshire).